UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 28, 2016

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the Annual Meeting of Shareholders of IntriCon Corporation (“IntriCon”), held on April 28, 2016, shareholders approved an amendment to the Company’s Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock which may be purchased under that Plan by 100,000 shares. The amendment was approved by the board of directors of IntriCon in February 2016, subject to shareholder approval.

A copy of the Employee Stock Purchase Plan, as amended, is attached as Appendix A to IntriCon’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 11, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)     The Annual Meeting of Shareholders of IntriCon was held on April 28, 2016.

(b)    At the meeting, IntriCon’s shareholders: (i) re-elected each of Mark S. Gorder and Michael J. McKenna as a director of IntriCon for a term of three years and until his successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s proxy statement, referred to as “say-on-pay”; (iii) approved an amendment to the Company’s Employee Stock Purchase Plan, as amended, to increase the number of shares of common stock which may be purchased under that Plan by 100,000 shares; and (iv) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditor for fiscal year 2016.

The terms of the following directors continued after the meeting: Nicholas A. Giordano, Robert N. Masucci, Philip N. Seamon and Philip I. Smith.

The tabulation of votes for each proposal is as follows:

(1)	Election of Directors:

Nominee	Votes For	Withheld Authority	Broker Non-Votes
Mark S. Gorder	2,870,077	148,043	1,784,406
Michael J. McKenna	2,034,461	983,659	1,784,406

(2)	Approval of Executive Compensation (“Say-on-Pay”):

Votes For	2,848,797
Votes Against	164,540
Votes Abstained	4,783
Broker Non-Votes	1,784,406

(3)	Approval of Amendment to Employee Stock Purchase Plan:

Votes For	2,760,186
Votes Against	241,089
Votes Abstained	16,845
Broker Non-Votes	1,784,406

(4)	Ratification of Appointment of Independent Auditor:

Votes For	4,767,027
Votes Against	35,454
Votes Abstained	45
Broker Non-Votes	---

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employee Stock Purchase Plan, as amended (management contract, compensatory plan or arrangement) (incorporated by reference from Appendix A to the Company’s proxy statement filed with the SEC on March 11, 2016).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

By:	/s/ Annalee Vanasse
Name:	Annalee Vanasse
Title:	Director of Finance

Date:  May 2, 2016

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Exhibit Index

Exhibit No.	Description
10.1	Employee Stock Purchase Plan, as amended (management contract, compensatory plan or arrangement) (incorporated by reference from Appendix A to the Company’s proxy statement filed with the SEC on March 11, 2016).

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